UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 14, 2007
VIA PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-27264	33-0687976
(State or Other	(Commission	(IRS Employer
Jurisdiction	File Number)	Identification No.)
of Incorporation)
750 Battery Street, Suite 330
San Francisco, CA 94111
 (Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (415) 283-2200
N/A
(Former Name or Former Address, if Changed Since Last Report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Approval of the VIA Pharmaceuticals, Inc. 2007 Incentive Award Plan
     At the 2007 annual meeting of stockholders (the “2007 Annual Meeting”) of VIA Pharmaceuticals, Inc. (the “Company”) held on December 14, 2007, the stockholders of the Company approved the VIA Pharmaceuticals, Inc. 2007 Incentive Award Plan (the “2007 Plan”), which the Company’s board of directors (the “Board”) approved on October 16, 2007. The Company previously provided equity-based compensation under the terms of the VIA Pharmaceuticals, Inc. 2004 Stock Plan and the Corautus Genetics Inc. 2002 Stock Plan (the “Prior Plans”). The 2007 Plan replaces the Prior Plans, providing the Company with the ability to grant a broader range of equity-based awards to members of the Board and employees and consultants of the Company and its subsidiaries. The terms of the Company’s 2007 Plan are described in the Company’s Definitive Proxy Statement for the 2007 Annual Meeting (the “Proxy Statement”) and the copy of the 2007 Plan is attached as Exhibit A to the Proxy Statement, as filed with the Securities and Exchange Commission on November 5, 2007.
Form of Option Agreement for VIA Pharmaceuticals, Inc. 2007 Incentive Award Plan
     On December 17, 2007, the compensation committee (the “Committee”) of the Board of the Company adopted a form of stock option agreement to be used in connection with grants of stock options to employees, consultants and non-employee directors of the Company and its subsidiaries under the 2007 Plan. The form of stock option agreement is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Discretionary Grant to Non-Employee Directors
     On December 17, 2007, the Committee granted each of the following non-employee directors: Richard L. Anderson, Mark N.K. Bagnall, John R. Larson, and David T. Howard, non-qualified options to purchase 20,000 shares of the Company’s common stock, par value $0.001 per share, under the Company’s 2007 Plan, at an exercise price of $2.38 per share, as compensation for their service on the Board. All options granted were fully vested on the date of grant and are exercisable for ten years from the date of grant.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description
10.1	VIA Pharmaceuticals, Inc. Form of Stock Option Agreement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIA PHARMACEUTICALS, INC.
Date: December 19, 2007	By:	/s/ James G. Stewart
James G. Stewart
Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	VIA Pharmaceuticals, Inc. Form of Stock Option Agreement.